UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2008

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942 (Commission File Number)

Nevada (State or Other Jurisdiction of Incorporation)	41-1781991 (I.R.S. Employer Identification No.)

2500 City West Blvd., Suite 1300, Houston, Texas 77042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Evolution Petroleum Corporation (the “Company”) issued a press release on October 24, 2008 disclosing that Laird Q. Cagan, its non-executive Chairman of the Board, had completed the sale of 6.7 million shares in the Company.  Approximately 70% of the 6.7 million shares sold were purchased by existing institutional shareholders and their affiliates.  All of the shares were sold in a private sale.  A copy of the Press Release is attached hereto as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01.      Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Evolution Petroleum Corporation Press Release “Evolution Petroleum Announces Stock Sale by Chairman” dated October 24, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation
(Registrant)

Dated: October 27, 2008	By:	/s/Sterling H. McDonald
	Name:	Sterling H. McDonald
	Title:	Vice President, Chief Financial Officer and Treasurer

S-1

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Evolution Petroleum Corporation Press Release “Evolution Petroleum Announces Stock Sale by Chairman” dated October 24, 2008.

E-1